Equity Investments	12 Months Ended
Dec. 31, 2017
Equity Method Investments
Equity Investments

Note 10 Equity Investments

The Company has an equity investment in CUP Data and records its 44.56% ownership using the equity method of accounting. CUP Data is sanctioned by the People's Bank of China, China's central bank. CUP Data currently provides transaction processing, disaster recovery and other services for banks and bankcard issuers in China.

The Company also has an equity investment in TSYS de México and records its 49% ownership using the equity method of accounting. The operation prints statements and provides card-issuing support services to its clients.

The Company invests in limited partnership agreements in connection with investing in two Atlanta-based venture capital funds focused exclusively on investing in technology-enabled financial services companies.  Pursuant to each limited partnership agreement, the Company has committed to invest up to $20.0 million in each fund so long as its ownership interest in each fund does not exceed 50%. As of December 31, 2017 and 2016, the Company had made contributions to the funds of $22.8 million and $20.1 million, respectively.

TSYS' equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments. TSYS believes the carrying value approximates the underlying net assets of the equity investments.

TSYS' equity in income of equity investments (net of tax) for the years ended December 31, 2017, 2016 and 2015 was $40.5 million, $26.1 million and $25.4 million, respectively.

A summary of TSYS' equity investments as of December 31, 2017 and 2016 is as follows:

(in thousands)	2017	2016
CUP Data	$127,367	101,638
Other	36,151	31,918
Total	$163,518	133,556